UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2022

DENBURY INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12935	20-0467835
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5851 Legacy Circle
Plano,	Texas	75024	(972)	673-2000
(Address of principal executive offices)		(Zip code)	(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001 per share	DEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 – Results of Operations and Financial Condition

On May 5, 2022, Denbury Inc. issued a press release announcing its 2022 first quarter financial and operating results. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Item 2.02, in Item 7.01 below, and in Exhibits 99.1 and 99.2 hereto shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission (unless otherwise specifically provided therein), whether or not filed under the Securities Act of 1933, as amended, or the 1934 Act, regardless of any general incorporation language in any such document.

Item 7.01 – Regulation FD Disclosure

On May 5, 2022, Denbury Inc. issued a press release announcing that its Board of Directors had authorized a common stock repurchase program, the details of which are set forth in Item 8.01 below.

Item 8.01 – Other Events

On May 5, 2022 the Board of Directors authorized a share repurchase program under which the Company may purchase up to $250 million of the Company’s outstanding common stock.

Subject to applicable rules and regulations, the Company may repurchase its common stock from time to time in open market transactions, through privately negotiated transactions, or by other means. The Company is not obligated to repurchase any specific dollar amount or specific number of shares of its common stock under the repurchase program. Such purchases will be at times and in amounts as the Company deems appropriate, based on factors such as assessment of the capital needs of the Company, the market price of its common stock, general market conditions, and other business considerations. This repurchase program has no prescribed term and may be suspended or discontinued at any time.

See the Company’s press release issued on May 5, 2022 attached as Exhibit 99.2.

Item 9.01 – Financial Statements and Exhibits

(d)Exhibits.

The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Description
99.1*	Denbury Reports First Quarter 2022 Results – Press Release dated May 5, 2022.
99.2*	Denbury Announces $250MM Share Repurchase Authorization – Press Release dated May 5, 2022.
104	The cover page has been formatted in Inline XBRL.

*    Included herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Denbury Inc. (Registrant)
Date: May 5, 2022	By:	/s/ James S. Matthews
James S. Matthews
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

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